UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

U.S. BANCORP
 (Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 466-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 3, 2011, U.S. Bancorp issued $1,250,000,000 aggregate principal amount of its 2.20% Medium-Term Notes, Series T (Senior) due November 15, 2016 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-173636) filed by U.S. Bancorp with the Securities and Exchange Commission. In connection with this issuance, the legal opinion as to the legality of the Notes is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

5.1	Opinion and consent of Squire, Sanders & Dempsey (US) LLP
23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ Lee R. Mitau

Lee R. Mitau Executive Vice President, General Counsel and Corporate Secretary

Date: November 3, 2011

EXHIBIT INDEX

Exhibit
Number	Description
5.1	Opinion and consent of Squire, Sanders & Dempsey (US) LLP
23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included in Exhibit 5.1).